UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06275

T. Rowe Price Balanced Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Report to Shareholders

Balanced Fund	December 31, 2012

The views and opinions in this report were current as of December 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global stock markets rallied in 2012 after central banks in Europe and the U.S. took forceful action to shore up economies in the face of weakening global growth. After retreating for most of the spring, world stock markets soared after central banks in Europe and the U.S. separately announced highly accommodative monetary policies. Bond markets advanced as global growth concerns drove demand for more conservative assets and accommodative central bank measures encouraged investors to buy higher-risk credits. The Balanced Fund posted a double-digit return for the year, outpacing both its custom benchmark index as well as its Lipper peer group.

PERFORMANCE REVIEW

The Balanced Fund returned 13.95% for the 12 months ended December 31, 2012. As shown in the Performance Comparison table, the fund exceeded both the combined index portfolio and the Lipper Balanced Funds Index. The combined index portfolio comprises multiple indexes representing the broad asset classes in which the Balanced Fund invests.

Our holdings in domestic large-cap growth and value stocks accounted for most of the fund’s outperformance versus the benchmark, while our investments in non-U.S. stocks also lifted relative returns. Our holdings in high yield bonds—an asset class that is not represented in the benchmark—further benefited relative performance. High yield bonds produced strong returns and outperformed the core investment-grade index in 2012 as investors sought added yield in a low interest rate environment.

On the other hand, our allocation to the Real Assets Fund weighed on relative performance. This fund invests in companies that own or whose sales or profits are related to assets with physical properties such as energy and natural resources, real estate, basic materials, equipment, utilities, infrastructure, and commodities. Energy and materials weighed on its returns for the year amid concerns over slowing global growth, although real estate-related holdings performed well due to investor demand for dividend-paying stocks.

MARKET ENVIRONMENT

Investor sentiment brightened considerably over the past six months. In contrast to our last report in July, when investors fretted about a possible eurozone collapse and the sputtering U.S. recovery, risk appetite improved after central banks in Europe and the U.S. announced unprecedented accommodative monetary policies. First, European Central Bank (ECB) President Mario Draghi pledged in July to do “whatever it takes” to save the euro, which he followed on September 6 with a conditional plan allowing the ECB to make unlimited purchases of short-term bonds issued by troubled euro members. The following week, the Federal Reserve announced a third round of quantitative easing, its latest monetary stimulus otherwise known as QE3. Both central bank plans reassured investors that policymakers would act decisively to shore up fragile economies. Global stock markets rallied and benchmark lending rates fell shortly after both announcements.

The S&P 500 Index rose to its highest level since December 2007 on September 14, when the Fed announced QE3. However, U.S. stocks fell after the November election results raised worries that a political impasse between the Obama administration and a divided Congress would tip the country over the fiscal cliff of steep tax hikes and spending cuts set to begin in January. Despite these worries, U.S. stocks clawed higher from mid-November for the rest of the year as optimism rose that both sides would reach a deal. The S&P 500 rose 16% for the year. Overseas, most developed stock markets in Europe and Asia rallied in the double-digit range, though some peripheral countries like Greece, Portugal, and Spain produced more modest returns as they struggled with austerity measures.

U.S. bonds rose, led by higher-risk sectors. Europe’s debt crisis and a patchy U.S. recovery sustained demand for the relative safety of U.S. government debt early in the period. Long-term Treasury yields sank to all-time lows over the summer but rose later in the year as risk aversion abated. Despite worries about the fragile global economy, accommodative central bank policies and demand for yield in a low interest rate environment spurred investors to rotate into riskier fixed income assets. Shortly after the Fed’s announcement of QE3—in which the Fed said it would buy $40 billion of agency mortgage-backed securities (MBS) each month until the job market improved—MBS yields tumbled, briefly driving prices to all-time highs. As was the case with previous periods of quantitative easing, investors were compelled to seek higher-yielding alternatives. The ensuing demand for yield drove bond prices sharply higher in most sectors, particularly credit-sensitive ones. By the fall, yields across non-Treasury sectors—including investment-grade and high yield corporate bonds, MBS, and asset-backed securities—fell to record lows as yield-hungry investors piled into higher-risk credits.

ASSET ALLOCATION STRATEGY

The Balanced Fund seeks to provide capital growth and current income by investing in a combination of U.S. and international stocks and fixed income securities. Our current strategy allocates 65% of the portfolio to stocks and the remaining 35% to bonds.

This year, we completed a strategic reallocation (initiated in 2011) that increased the fund’s international equity exposure from about 20% to 30% of the total equity allocation. International developed and emerging market equities are growing as a percentage of the global equity market and now represent nearly 60% of world market capitalization. These areas often include countries that enjoy higher gross domestic product growth rates than the U.S. and companies with stronger long-term earnings growth potential or more favorable valuations, offering attractive investment opportunities that complement U.S. investments. We reduced the portfolio’s U.S. equity exposure proportionally to ensure that it maintains an appropriate overall balance between stocks and bonds.

As in our last report in July, we remain neutral between U.S. and non-U.S. stocks and underweight real assets compared with global stocks. Real assets encompass investments that have physical properties such as energy, commodities, and real estate, and typically provide a hedge against inflation. We expect that prices for real assets will be restrained in the near term due to muted global growth and a slowdown in China, which until recently was a voracious commodities consumer. Finally, we prefer growth over value stocks for valuation reasons. We believe the current low-growth environment favors growth stocks, which tend to depend less on a strong economy to generate rising corporate earnings. In the fixed income segment, we continue to favor high yield over investment-grade bonds but recently reduced our overweight to high yield as valuations have reached relatively expensive levels.

PORTFOLIO REVIEW

Domestic Stocks
Apple, our largest individual stock holding at the end of December, was a significant contributor in 2012. Apple shares hit an all-time high in September and rallied 31% for the year as the company continued to benefit from the tremendous commercial success of the iPhone, iPad, and other devices. After the close of our reporting period, Apple shares fell sharply following weaker-than-expected earnings amid concerns that its years of rapid growth may be nearing an end. Our analyst believes that Apple will continue to innovate and introduce new products to drive future growth, though the pace of its revenue growth may slow from previous years. Amazon.com, another large holding, also lifted returns as the Internet retailer sold a larger volume of products on its site and expanded in new areas like Web services and video streaming. Bank of America was another strong contributor as it made progress in shedding the problems from the financial crisis. Over the past year, Bank of America cut jobs and other expenses, sold off assets, and settled several lawsuits as its chief executive tried to shrink its business and focus on driving core earnings growth. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio).

Among decliners, power generator Exelon was one of the year’s biggest detractors from absolute returns. Like many utilities, Exelon has been grappling with weak wholesale power prices due to ultra-low natural gas prices, and its shares tumbled in November after its chief executive said Exelon might cut its dividend if power prices didn’t improve. Dell also detracted from returns. The personal computer maker lost nearly a third of its value last year due to slumping demand as consumers increasingly favored smartphones and tablets. As of this writing, Dell was reportedly in buyout talks with private equity firms. Groupon was another large detractor. This online coupon company has struggled to translate growth into profit since it went public last November. We eliminated Groupon from the fund once it became clear that the business was struggling and heading in a direction sharply at odds with our original expectations.

International Stocks
LyondellBasell Industries was one of the top non-U.S. contributors. This Rotterdam-based chemicals company listed on U.S. financial markets in 2010 after it filed for bankruptcy in 2009. Like most chemical producers and other natural gas consumers, it has benefited immensely from low natural gas prices resulting from a surge in gas production over the past two years. German drug company Bayer also helped returns. Its shares rallied 46% in 2012, the biggest gain among the world’s top drug makers, helped by a raft of positive clinical and regulatory news for several new drugs and good performance in its agriculture unit. Sanofi, France’s largest drug maker, was another strong contributor despite struggling with a wave of patent expirations on several of its top-selling drugs. Baidu led non-U.S. detractors. Shares of Baidu, China’s biggest Internet search company, fell last year as investors worried about growing competition and slowing revenue growth. Telefonica, the Spanish telecommunications company, was another hefty detractor as it grappled with recession and high unemployment in Spain, its main market. Last year, the company canceled its dividend and share buyback plan and cut executive pay as it tried to offset falling revenue and declining market share.

Domestic Bonds
Our out-of-benchmark exposure to high yield bonds contributed to relative and absolute performance. High yield bonds rallied sharply over the past year, driving their yields to near record lows, and some recent deals have offered investors fewer protections than usual. Despite these developments, we continue to favor high yield over investment-grade bonds. High yield bonds remain attractive relative to other sectors in the prevailing low-yield environment, particularly given prospects for a slowly improving economy. Furthermore, fundamentals of companies issuing high yield bonds generally remained sound as most issuers have used proceeds to refinance their debt at cheaper rates and extend maturities. Finally, defaults among high yield issuers continued to fall last year and are close to historical lows. We remain overweight to high yield bonds but reduced our overweight in recent months as spreads narrowed in the fourth quarter.

OUTLOOK

Our global growth expectations are modest for the next several quarters. We expect the U.S. economy to continue along a course of low growth in an environment of abundant policy uncertainties and weakness abroad. Positive factors include recent improvements in the U.S. job and housing markets, although income growth remains modest. However, uncertainty stemming from the nation’s unsolved fiscal problems continues to weigh on investor sentiment, as U.S. lawmakers still have to address spending cuts and an agreement to raise the nation’s debt ceiling in the coming months. As the fiscal outlook in the U.S. becomes more settled, we believe investors will refocus on the economy’s improving fundamentals, which should be supportive of domestic stocks. Outside the U.S., the global economy is showing some signs of improvement, with stronger economic data out of China and greater stability in European financial markets. While the risks in these regions appear less negatively skewed entering 2013, progress in China’s transformation to a more consumption-based economy and Europe’s ability to stay united on a path toward fiscal reform still pose potential challenges to our near-term global growth outlook.

Notwithstanding these risks, U.S. corporate balance sheets and profit margins are healthy despite slowing earnings and revenue growth, and domestic stocks are attractively valued relative to their historical levels. We believe that a balanced portfolio strategy combined with prudent security selection can help mitigate risks and offer attractive long-term growth opportunities and that the current uncertainty underscores the value of the fund’s diversified holdings.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Charles M. Shriver
Chairman of the portfolio’s Investment Advisory Committee

January 23, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the portfolio’s investment program.

RISKS OF INVESTING IN STOCKS

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; currency fluctuations; and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

RISKS OF INVESTING IN BONDS

Funds that invest in bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. Funds that invest in bonds are also subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Combined index portfolio: An unmanaged portfolio of 52% domestic stocks (S&P 500 Index), 35% bonds (Barclays U.S. Aggregate Bond Index), and 13% international stocks (MSCI EAFE Index).

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Merrill Lynch-Wilshire Capital Market Index: A market capitalization-weighted index including the Wilshire 5000, Merrill Lynch High Yield II, and Domestic Master indexes. This index was discontinued on June 30, 2009.

Morningstar Moderate Target Risk Index: Represents a portfolio of global equities (fixed at 60%), bonds, and other asset classes.

MSCI EAFE Index: An index that measures equity market performance of developed countries in the Europe, Australasia, and Far East regions.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
NET ASSET VALUE					
Beginning of period	$ 18.94	$ 19.30	$ 17.56	$ 14.05	$ 20.60
Investment activities					
Net investment income(1)	0.42(2)	0.42(2)	0.41(2)	0.40(2)	0.50(2)
Net realized and unrealized gain (loss)	2.20	(0.25)	1.76	3.52	(6.27)
Total from investment activities	2.62	0.17	2.17	3.92	(5.77)
Distributions					
Net investment income	(0.46)	(0.42)	(0.43)	(0.41)	(0.49)
Net realized gain	(0.46)	(0.11)	–	–	(0.29)
Total distributions	(0.92)	(0.53)	(0.43)	(0.41)	(0.78)
NET ASSET VALUE					
End of period	**$ 20.64**	**$ 18.94**	**$ 19.30**	**$ 17.56**	**$ 14.05**

Ratios/Supplemental Data

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Total return(3)	**13.95%(2)**	**0.90%(2)**	**12.51%(2)**	**28.28%(2)**	**(28.43)%(2)**
Ratio of total expenses to average net assets	0.61%(2)	0.63%(2)	0.64%(2)	0.69%(2)	0.67%(2)
Ratio of net investment income to average net assets	2.06%(2)	2.15%(2)	2.29%(2)	2.57%(2)	2.78%(2)
Portfolio turnover rate	55.5%	57.9%	44.5%	43.1%	58.2%
Net assets, end of period (in millions)	$ 3,362	$ 2,980	$ 3,073	$ 2,657	$ 2,097

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses permanently waived of 0.04%, 0.03%, 0.02%, 0.02%, and 0.02% of average net assets for the years ended 12/31/12, 12/31/11, 12/31/10, 12/31/09, and 12/31/08, respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 62.7%		
CONSUMER DISCRETIONARY 9.1%		
Auto Components 0.5%		
Aisin Seiki (JPY)	103,600	3,231
Autoliv, GDR (SEK) (1)	26,089	1,749
Delphi Automotive (2)	25,500	975
GKN (GBP)	974,354	3,636
Johnson Controls	30,500	936
Koito Manufacturing (JPY)	55,000	802
TRW (2)	100,500	5,388
		16,717
Automobiles 1.0%		
BMW (EUR)	45,947	4,431
General Motors (2)	227,400	6,556
Harley-Davidson	76,400	3,732
Honda (JPY)	178,300	6,572
Nissan Motor (JPY)	292,300	2,774
Toyota Motor (JPY)	174,600	8,150
		32,215
Diversified Consumer Services 0.1%		
Apollo Group, Class A (2)	50,500	1,056
Benesse Holdings (JPY)	45,500	1,886
		2,942
Hotels, Restaurants & Leisure 1.7%		
Carnival	343,600	12,634
Chipotle Mexican Grill (2)	13,000	3,867
Compass Group (GBP)	374,074	4,424
Las Vegas Sands	152,200	7,026
Marriott, Class A	63,353	2,361
McDonald's	26,600	2,347
Starbucks	222,600	11,936
Starwood Hotels & Resorts Worldwide	121,100	6,946

Tim Hortons	7,100	349
Wynn Resorts	100	11
Yum! Brands	66,300	4,402
		56,303
Household Durables 0.2%		
Harman International	9,200	411
Lennar, Class A	20,700	800
PDG Realty (BRL)	725,600	1,200
Persimmon (GBP)	398,566	5,263
		7,674
Internet & Catalog Retail 1.4%		
Amazon.com (2)	107,900	27,098
Expedia	9,600	590
Liberty Interactive (2)	69,700	1,372
priceline.com (2)	26,300	16,337
		45,397
Leisure Equipment & Products 0.1%		
Hasbro	18,800	675
Nikon (JPY)	115,200	3,401
		4,076
Media 1.6%		
Cablevision, Class A	48,100	719
Charter Communications, Class A (2)	26,475	2,018
Comcast, Class A	126,800	4,740
Comcast, Special Class A	95,800	3,444
DIRECTV (2)	18,400	923
Discovery Communications, Class C (2)	126,500	7,400
Informa (GBP)	416,968	3,085
Interpublic Group	63,900	704
McGraw-Hill	10,800	590
News Corporation, Class A	37,400	955

Omnicom	18,700	934
Television Broadcasts (HKD)	315,000	2,365
Time Warner	74,534	3,565
Time Warner Cable, Class A	67,593	6,569
Viacom, Class B	22,500	1,187
Walt Disney	168,981	8,414
WPP (GBP)	513,167	7,460
		55,072
Multiline Retail 0.6%		
Dollar General (2)	1,900	84
Dollar Tree (2)	32,900	1,334
Kohl's	158,100	6,795
Lojas Renner (BRL)	48,100	1,882
Macy's	32,200	1,257
Parkson Retail (HKD) (1)	2,265,000	1,850
PPR (EUR)	29,243	5,450
Target	25,400	1,503
		20,155
Specialty Retail 0.9%		
AutoZone (2)	3,700	1,311
CarMax (2)	72,100	2,707
Home Depot	102,200	6,321
Inditex (EUR)	22,877	3,205
Kingfisher (GBP)	828,611	3,827
Lowe's	101,100	3,591
O'Reilly Automotive (2)	39,600	3,541
PetSmart	4,500	308
Ross Stores	38,900	2,106
The Limited	53,200	2,504
Tiffany	100	6
Zhongsheng Group Holdings (HKD) (1)	1,455,500	2,226
		31,653

Textiles, Apparel & Luxury Goods 1.0%		
Coach	23,500	1,305
Fossil (2)	66,700	6,210
Michael Kors Holdings (2)	71,200	3,633
Nike, Class B	90,400	4,665
PVH	48,900	5,428
Ralph Lauren	27,700	4,153
Richemont, Class A (CHF)	91,159	7,289
		32,683
Total Consumer Discretionary		304,887
CONSUMER STAPLES 4.4%		
Beverages 0.9%		
Anheuser-Busch InBev, ADR	10,600	927
Coca-Cola	143,922	5,217
Coca-Cola Enterprises	46,700	1,482
Dr Pepper Snapple	97,600	4,312
Kirin Holdings (JPY)	305,000	3,584
Monster Beverage (2)	39,600	2,094
PepsiCo	119,438	8,173
Pernod Ricard (EUR) (1)	53,162	6,251
		32,040
Food & Staples Retailing 0.9%		
Costco Wholesale	6,300	622
CVS Caremark	77,977	3,770
FamilyMart (JPY)	87,000	3,581
Kroger	57,300	1,491
Tesco (GBP)	1,901,045	10,443
Wal-Mart	76,575	5,225
Whole Foods Market	51,500	4,704
		29,836

ENERGY 5.1%

Energy Equipment & Services 0.8%

Baker Hughes	8,236	336
Cameron International (2)	80,400	4,539
China Oilfield Services, H Shares (HKD)	1,996,000	4,128
FMC Technologies (2)	40,488	1,734
Modec (JPY)	38,000	825
National Oilwell Varco	400	27
Noble	22,500	784
Saipem (EUR)	67,797	2,630
Schlumberger	176,927	12,259
WorleyParsons (AUD)	56,731	1,400
		28,662

Oil, Gas & Consumable Fuels 4.3%

Anadarko Petroleum	34,500	2,564
Apache	76,400	5,997
Beach Energy (AUD)	2,389,538	3,738
BG Group (GBP)	291,803	4,893
BP, ADR	47,900	1,995
Chevron	136,600	14,772
Cimarex Energy	6,100	352
Concho Resources (2)	14,000	1,128
ConocoPhillips	17,200	997
CONSOL Energy	87,600	2,812
Devon Energy	18,400	958
Eni (EUR)	266,283	6,569
EOG Resources	33,500	4,047
EQT	41,200	2,430
ExxonMobil	186,412	16,134
Hess	26,800	1,419
Murphy Oil	20,460	1,218
Newfield Exploration (2)	71,600	1,917

Occidental Petroleum	22,600	1,731
Petrobras, ADR	90,400	1,745
Phillips 66	159,900	8,491
Pioneer Natural Resources	69,400	7,397
Range Resources	43,200	2,714
Royal Dutch Shell, B Shares, ADR	210,100	14,894
Southwestern Energy (2)	78,500	2,623
Spectra Energy	191,500	5,243
Statoil (NOK)	287,582	7,217
Valero Energy	276,900	9,448
Williams Companies	222,700	7,291
WPX Energy (2)	36,200	539
		143,273
Total Energy		171,935

FINANCIALS 11.0%

Capital Markets 1.8%

Ameriprise Financial	83,006	5,199
Close Brothers Group (GBP)	79,843	1,121
Deutsche Bank (EUR)	43,690	1,903
Franklin Resources	79,939	10,048
GAM Holding (CHF)	174,364	2,396
Goldman Sachs	40,696	5,191
Invesco	379,100	9,891
Lazard	49,700	1,483
Macquarie Group (AUD)	108,759	4,045
Morgan Stanley	359,647	6,876
Northern Trust	77,000	3,862
State Street	114,200	5,369
TD Ameritrade Holding	171,600	2,885
		60,269

Commercial Banks 3.0%		
Australia & New Zealand Banking (AUD)	307,126	8,041
Banco Santander Brasil, ADR	438,500	3,188
Barclays, ADR	504,375	8,736
China Citic Bank (HKD) (1)	3,118,504	1,879
CIT Group (2)	56,600	2,187
DBS Group (SGD)	362,000	4,431
DNB (NOK)	553,322	7,053
Erste Group Bank (EUR) (2)	33,454	1,070
Intesa Sanpaolo (EUR)	390,577	676
M&T Bank	1,500	148
Mitsubishi UFJ Financial (JPY)	764,200	4,112
Nordea Bank (SEK)	282,712	2,708
PNC Financial Services Group	99,300	5,790
Regions Financial	219,400	1,562
Standard Chartered (GBP)	324,996	8,238
Sumitomo Mitsui Trust Holdings (JPY)	1,252,540	4,401
SunTrust	183,100	5,191
Svenska Handelsbanken, A Shares (SEK)	108,403	3,884
Swedbank (SEK)	258,987	5,097
The Bank of Yokohama (JPY)	321,000	1,490
U.S. Bancorp	399,100	12,747
Wells Fargo	280,903	9,601
Zions Bancorporation	26,700	571
		102,801
Consumer Finance 0.6%		
American Express	154,501	8,881
Capital One Financial	112,100	6,494
Discover Financial	11,400	439
SLM Corporation	193,100	3,308
		19,122

Diversified Financial Services 2.0%		
Bank of America	1,465,154	16,996
BM&FBOVESPA (BRL)	455,100	3,177
Challenger (AUD)	357,339	1,334
Citigroup	62,290	2,464
CME Group	24,600	1,247
Deutsche Boerse (EUR)	47,670	2,909
ING Groep, GDS (EUR) (2)	136,429	1,305
IntercontinentalExchange (2)	24,000	2,971
JPMorgan Chase	601,410	26,444
Mitsubishi UFJ Lease & Finance (JPY)	46,150	1,985
Moody's	106,300	5,349
		66,181
Insurance 2.4%		
AIA Group (HKD)	1,105,000	4,404
Allianz (EUR)	27,590	3,822
Allstate	155,000	6,226
Assured Guaranty	155,700	2,216
AXA (EUR)	429,954	7,777
Berkshire Hathaway, Class B (2)	28,000	2,512
Chubb	23,200	1,747
Loews	19,700	803
Marsh & McLennan	120,300	4,147
MetLife	343,900	11,328
Munich Re (EUR)	37,010	6,645
Progressive	150,600	3,178
Prudential (GBP)	177,912	2,483
Prudential Financial	700	37
QBE Insurance (AUD)	142,815	1,635
Sony Financial (JPY)	184,800	3,324
Storebrand (NOK) (2)	510,602	2,505
Sun Life Financial (CAD)	149,400	3,961
Swiss Life (CHF)	21,362	2,851

The Travelers Companies	37,500	2,693
Willis Group Holdings	25,300	848
XL Group	272,400	6,826
		81,968
Real Estate Investment Trusts (REITs) 1.0%		
American Tower, REIT	192,700	14,890
AvalonBay Communities, REIT	5,000	678
Boston Properties, REIT	3,000	317
General Growth Properties, REIT	21,400	425
Public Storage, REIT	5,300	768
Simon Property Group, REIT	17,606	2,783
SL Green Realty, REIT	6,100	468
Unibail-Rodamco, REIT (EUR)	18,670	4,571
Vornado Realty Trust, REIT	19,200	1,537
Westfield Retail Trust, REIT (AUD)	1,060,278	3,337
Weyerhaeuser, REIT	134,393	3,739
		33,513
Real Estate Management & Development 0.2%		
Goldcrest Company (JPY)	28,350	478
Kerry Properties (HKD)	676,500	3,529
Mitsui Fudosan (JPY)	129,000	3,152
St. Joe (2)	15,300	353
		7,512
Total Financials		371,366
HEALTH CARE 8.4%		
Biotechnology 1.5%		
Alexion Pharmaceuticals (2)	63,600	5,966
Amgen	90,501	7,812
Biogen Idec (2)	62,900	9,226
Celgene (2)	81,100	6,384

CSL (AUD)	87,675	4,953
Dendreon (2)	38,800	205
Gilead Sciences (2)	151,200	11,106
Regeneron Pharmaceuticals (2)	17,000	2,908
		48,560
Health Care Equipment & Supplies 0.8%		
Baxter International	59,847	3,989
C. R. Bard	5,000	489
Covidien	125,501	7,246
DENTSPLY International	34,400	1,363
Edwards Lifesciences (2)	27,700	2,498
Elekta, B Shares (SEK)	306,357	4,831
Intuitive Surgical (2)	1,300	637
Sonova (CHF)	23,524	2,606
Stryker	56,100	3,075
Zimmer Holdings	14,800	987
		27,721
Health Care Providers & Services 1.4%		
AmerisourceBergen	14,800	639
Cardinal Health	2,700	111
Cigna	54,700	2,924
Express Scripts Holding (2)	110,504	5,967
Fresenius (EUR)	53,818	6,194
HCA Holdings	50,900	1,536
Henry Schein (2)	5,000	402
McKesson	102,100	9,900
Miraca Holdings (JPY)	72,700	2,927
Quest Diagnostics	50,100	2,920
UnitedHealth Group	179,750	9,750
WellPoint	51,400	3,131
		46,401

INDUSTRIALS & BUSINESS SERVICES 7.0%

Aerospace & Defense 1.7%		
Boeing	198,500	14,959
Honeywell International	204,569	12,984
Precision Castparts	60,400	11,441
Raytheon	33,500	1,928
Rolls-Royce Holdings (GBP) (2)	347,608	5,008
Textron	29,200	724
United Technologies	137,592	11,284
		58,328
Air Freight & Logistics 0.3%		
C.H. Robinson Worldwide	6,700	423
Expeditors International of Washington	7,600	301
FedEx	88,200	8,090
UPS, Class B	26,200	1,932
		10,746
Airlines 0.2%		
United Continental (2)	306,700	7,171
		7,171
Commercial Services & Supplies 0.2%		
ADT	7,200	335
Cintas	5,400	221
IHS (2)	25,200	2,419
Stericycle (2)	16,100	1,501
Tyco International	20,300	594
		5,070
Construction & Engineering 0.2%		
Bouygues (EUR)	96,561	2,847
Carillion (GBP)	539,672	2,831
		5,678

Electrical Equipment 0.6%		
ABB (CHF)	150,954	3,134
AMETEK	1,000	38
Emerson Electric	89,500	4,740
Legrand (EUR)	106,790	4,507
Mitsubishi Electric (JPY)	559,000	4,758
Roper Industries	22,300	2,486
		19,663
Industrial Conglomerates 2.1%		
3M	86,700	8,050
Danaher	353,236	19,746
DCC (EUR)	97,936	3,125
GE	720,801	15,130
Hutchison Whampoa (HKD)	613,000	6,503
McDermott International (2)	17,800	196
Philips Electronics (EUR)	139,155	3,733
SembCorp Industries (SGD)	1,230,060	5,360
Siemens (EUR)	65,121	7,078
		68,921
Machinery 0.3%		
Caterpillar	7,400	663
Cummins	22,100	2,395
Deere	14,500	1,253
Ingersoll-Rand	62,300	2,988
Pall	4,800	289
Parker Hannifin	11,900	1,012
Stanley Black & Decker	8,100	599
Toshiba Machine (JPY)	126,000	625
Vesuvius (GBP)	290,760	1,644
		11,468

Marine 0.1%		
Maersk (DKK)	584	4,470
Nippon Yusen Kabushiki Kaish (JPY)	166,000	391
		4,861
Professional Services 0.0%		
Robert Half International	17,300	550
Verisk Analytics, Class A (2)	1,000	51
		601
Road & Rail 0.7%		
Canadian Pacific Railway	5,000	508
Central Japan Railway (JPY)	58,100	4,714
CSX	119,000	2,348
J.B. Hunt Transport Services	12,000	716
Kansas City Southern Industries	38,600	3,222
Union Pacific	105,048	13,207
		24,715
Trading Companies & Distributors 0.6%		
Fastenal	139,100	6,495
Mitsubishi (JPY)	332,400	6,389
Mitsui (JPY)	290,300	4,343
W. W. Grainger	12,100	2,449
		19,676
Total Industrials & Business Services		236,898
INFORMATION TECHNOLOGY 10.0%		
Communications Equipment 1.0%		
Alcatel-Lucent (EUR) (1)(2)	883,303	1,180
Cisco Systems	600,375	11,797
F5 Networks (2)	500	48
Juniper Networks (2)	143,700	2,827

Motorola Solutions	16,400	913
Qualcomm	252,195	15,641
		32,406
Computers & Peripherals 2.4%		
Apple	123,800	65,989
Dell	535,700	5,427
EMC (2)	290,400	7,347
NetApp (2)	27,100	909
SanDisk (2)	3,900	170
		79,842
Electronic Equipment, Instruments & Components 0.3%		
Amphenol, Class A	7,200	466
Corning	119,100	1,503
Hamamatsu Photonics (JPY)	96,500	3,481
Hosiden (JPY)	83,700	515
Nippon Electric Glass (JPY)	261,000	1,483
TE Connectivity	35,100	1,303
Trimble Navigation (2)	5,600	335
Venture (SGD)	171,000	1,131
		10,217
Internet Software & Services 2.2%		
Akamai Technologies (2)	19,500	798
Baidu, ADR (2)	88,300	8,856
eBay (2)	243,400	12,418
Facebook (2)	130,762	3,482
Google, Class A (2)	47,500	33,695
Kakaku.com (JPY)	73,600	2,424
LinkedIn (2)	21,300	2,446
Tencent Holdings (HKD)	249,400	8,097
VeriSign (2)	11,400	442
		72,658

IT Services 1.5%		
Accenture, Class A	55,300	3,678
Alliance Data Systems (2)	13,900	2,012
Automatic Data Processing	25,473	1,452
Cognizant Technology Solutions (2)	25,100	1,859
Fiserv (2)	21,500	1,699
IBM	25,399	4,865
Iron Mountain	21,800	677
MasterCard, Class A	37,600	18,472
NS Solutions (JPY)	32,400	575
Visa, Class A	96,500	14,628
		49,917
Office Electronics 0.1%		
Canon (JPY) (1)	98,200	3,852
		3,852
Semiconductor & Semiconductor Equipment 1.3%		
Altera	100	3
Applied Materials	92,175	1,055
ASML (EUR) (3)	62,899	4,072
Atmel (2)	92,500	606
Broadcom, Class A	214,900	7,137
Intel	126,500	2,610
KLA-Tencor	13,800	659
Micron Technology (2)	470,300	2,986
NVIDIA	19,900	245
Samsung Electronics (KRW)	5,195	7,435
SUMCO (JPY) (2)	116,700	1,135
Taiwan Semiconductor (TWD)	1,189,969	3,983
Texas Instruments	304,100	9,409
Tokyo Electron (JPY)	50,400	2,319
Xilinx	51,699	1,856
		45,510

Software 1.2%

Autodesk (2)	110,800	3,917
Check Point Software Technologies (2)	15,500	738
Citrix Systems (2)	2,300	151
Intuit	24,000	1,428
Microsoft	371,265	9,924
Nintendo (JPY)	5,200	555
Oracle	278,300	9,273
Red Hat (2)	78,000	4,131
Salesforce.com (2)	42,900	7,211
Software (EUR)	83,051	3,528
		40,856
Total Information Technology		335,258

MATERIALS 3.6%

Chemicals 2.1%

Air Products & Chemicals	7,200	605
Alent (GBP) (2)	290,760	1,458
Asahi Kasei (JPY)	697,000	4,116
BASF (EUR)	67,097	6,306
Celanese, Class A	147,400	6,564
Dow Chemical	20,811	673
Ecolab	93,100	6,694
Lyondellbasell Industries, Class A	171,300	9,779
Monsanto	71,300	6,748
Mosaic	10,500	595
Potash Corporation of Saskatchewan	101,400	4,126
PPG Industries	8,900	1,205
Praxair	101,500	11,109
Sherwin-Williams	52,500	8,076
Showa Denko (JPY) (1)	644,000	985
Tosoh (JPY)	271,000	651

Wacker Chemie (EUR) (1)	20,129	1,319
		71,009
Construction Materials 0.1%		
Martin Marietta Materials	9,900	933
Vulcan Materials	10,100	526
		1,459
Containers & Packaging 0.1%		
Ball	13,400	600
Crown Cork & Seal (2)	63,200	2,326
Owens-Illinois (2)	73,600	1,565
		4,491
Metals & Mining 1.0%		
Agnico-Eagle Mines (CAD)	65,600	3,438
Antofagasta (GBP)	102,815	2,285
BHP Billiton (GBP)	123,964	4,356
BHP Billiton Limited (AUD)	172,844	6,750
Freeport-McMoRan Copper & Gold	34,400	1,176
Kobe Steel (JPY) (2)	519,000	663
Newmont Mining	18,300	850
Nucor	16,600	717
Rio Tinto (AUD)	87,841	6,114
Rio Tinto, ADR	14,200	825
SSAB (SEK)	327,200	2,885
Umicore (EUR)	64,360	3,549
		33,608
Paper & Forest Products 0.3%		
International Paper	256,270	10,210
		10,210
Total Materials		120,777

TELECOMMUNICATION SERVICES 2.1%

Diversified Telecommunication Services 1.4%		
AT&T	706,762	23,825
Hutchison Telecommunications Hong Kong Holdings (HKD)	2,148,000	995
Nippon Telegraph & Telephone (JPY)	106,900	4,490
Telecom Italia (EUR)	5,493,657	4,347
Telefonica (EUR)	257,098	3,491
Telstra (AUD)	943,915	4,300
Verizon Communications	72,800	3,150
Ziggo (EUR)	62,401	2,017
		46,615
Wireless Telecommunication Services 0.7%		
America Movil, ADR	215,100	4,977
Crown Castle International (2)	19,700	1,422
Softbank (JPY)	94,300	3,451
Vodafone (GBP)	721,088	1,813
Vodafone, ADR	477,800	12,036
		23,699
Total Telecommunication Services		70,314

UTILITIES 2.0%

Electric Utilities 0.7%		
American Electric Power	78,300	3,342
Entergy	99,799	6,362
Exelon	185,580	5,519
FirstEnergy	25,879	1,081
SSE (GBP)	336,845	7,785
		24,089
Independent Power Producers & Energy Traders 0.5%		
AES	804,000	8,603
Calpine (2)	41,900	760

NRG Energy	386,780	8,892
		18,255
Multi-Utilities 0.8%		
CenterPoint Energy	150,800	2,903
CMS Energy	18,100	441
Dominion Resources	12,100	627
E.ON (EUR)	292,369	5,445
GDF Suez (EUR)	171,761	3,539
MDU Resources	212,200	4,507
National Grid (GBP)	452,450	5,182
PG&E	54,800	2,202
Sempra Energy	15,000	1,064
Teco Energy	26,200	439
		26,349
Total Utilities		68,693
Total Common Stocks (Cost $1,425,320)		2,108,390
PREFERRED STOCKS 0.3%		
CONSUMER DISCRETIONARY 0.3%		
Automobiles 0.3%		
Volkswagen (EUR)	43,125	9,811
Total Preferred Stocks (Cost $4,721)		9,811
CONVERTIBLE PREFERRED STOCKS 0.0%		
FINANCIALS 0.0%		
Commercial Banks 0.0%		
Fifth Third Bancorp	6,600	923
Total Convertible Preferred Stocks (Cost $213)		923

CORPORATE BONDS 8.0%

AbbVie, 1.75%, 11/6/17 (4)	1,500,000	1,514
ACE INA Holdings, 5.90%, 6/15/19	335,000	415
Aetna, 1.50%, 11/15/17	165,000	165
Agilent Technologies, 3.20%, 10/1/22	710,000	712
Alabama Power, 0.55%, 10/15/15	640,000	638
Allegheny Energy Supply, 6.75%, 10/15/39 (4)	190,000	205
Allstate, 5.55%, 5/9/35	1,000,000	1,204
Altria Group, 4.75%, 5/5/21	535,000	606
Amazon.com, 0.65%, 11/27/15	1,160,000	1,157
AMB Property, 4.50%, 8/15/17	600,000	651
America Movil, 2.375%, 9/8/16	225,000	235
America Movil, 5.50%, 3/1/14	745,000	787
America Movil, 5.625%, 11/15/17	500,000	603
America Movil, 6.375%, 3/1/35	300,000	397
American Express Bank, 5.50%, 4/16/13	1,000,000	1,014
American Express Centurion Bank, 0.875%, 11/13/15	1,100,000	1,099
American Express Credit, 5.875%, 5/2/13	775,000	789
American Honda Finance, 1.50%, 9/11/17 (4)	340,000	340
American Honda Finance, 3.50%, 3/16/15 (4)	400,000	423
American International Group, 3.00%, 3/20/15	1,100,000	1,144
American International Group, 4.25%, 9/15/14	525,000	553
American Tower Trust, 5.42%, 4/15/37 (4)	1,500,000	1,548
American Tower Trust, 5.957%, 4/15/37 (4)	1,300,000	1,358
Ameriprise Financial, 7.30%, 6/28/19	290,000	371
AmerisourceBergen, 3.50%, 11/15/21	95,000	102
Amgen, 1.875%, 11/15/14	405,000	415
Amgen, 5.75%, 3/15/40	325,000	395
Apache, 3.625%, 2/1/21	495,000	539

Apache, 4.75%, 4/15/43	1,000,000	1,082
Arcelomittal, 5.375%, 6/1/13	1,100,000	1,114
Arden Realty, 5.25%, 3/1/15	225,000	242
Aristotle Holding, 2.75%, 11/21/14 (4)	1,000,000	1,034
AT&T, 1.40%, 12/1/17	1,300,000	1,303
AT&T, 1.60%, 2/15/17	1,200,000	1,216
AT&T, 2.95%, 5/15/16	525,000	555
AT&T, 6.55%, 2/15/39	950,000	1,247
AT&T Broadband, 8.375%, 3/15/13	830,000	843
Autodesk, 1.95%, 12/15/17	175,000	175
AutoZone, 4.00%, 11/15/20	825,000	897
AvalonBay Communities, 5.70%, 3/15/17	410,000	480
AvalonBay Communities, 5.75%, 9/15/16	530,000	610
Bank of America, 1.50%, 10/9/15	1,100,000	1,105
Bank of America, 3.875%, 3/22/17	775,000	838
Bank of New York Mellon, 0.70%, 10/23/15	1,100,000	1,096
Bank of New York Mellon, 1.70%, 11/24/14	550,000	562
Bank of New York Mellon, 5.45%, 5/15/19	450,000	535
Bank of Nova Scotia, 0.75%, 10/9/15	750,000	751
Bank of Nova Scotia, 2.375%, 12/17/13	900,000	917
Barclays Bank, 2.75%, 2/23/15	750,000	773
Barclays Bank, 5.00%, 9/22/16	290,000	326
Barclays Bank, 5.20%, 7/10/14	755,000	806
Barrick Gold, 1.75%, 5/30/14	565,000	574
Barrick Gold, 5.80%, 11/15/34	850,000	976
BHP Finance (USA), 4.80%, 4/15/13	255,000	258
BlackRock, 5.00%, 12/10/19	250,000	298
BNP Paribas, 3.60%, 2/23/16	500,000	530
Boardwalk Pipelines, 5.50%, 2/1/17	1,380,000	1,535

Boston Properties, 5.00%, 6/1/15	100,000	109
Boston Properties, 4.125%, 5/15/21	375,000	407
BP Capital Markets, 1.375%, 11/6/17	745,000	745
BPCE, 2.375%, 10/4/13 (4)	1,000,000	1,004
Buckeye Partners, 5.50%, 8/15/19	715,000	783
Buckeye Partners, 6.05%, 1/15/18	300,000	339
Bunge Limited Finance, 5.10%, 7/15/15	1,145,000	1,240
Burlington Northern Santa Fe, 4.375%, 9/1/42	1,400,000	1,465
Burlington Northern Santa Fe, 6.15%, 5/1/37	650,000	837
Camden Property Trust, 2.95%, 12/15/22	565,000	551
Canadian Natural Resources, 6.45%, 6/30/33	500,000	636
Canadian Pacific Railroad, 7.25%, 5/15/19	200,000	248
Capital One Bank, 6.50%, 6/13/13	475,000	487
Capital One Capital IV, VR, 6.745%, 2/5/82	1,000,000	1,001
Cardinal Health, 5.80%, 10/15/16	1,000,000	1,160
Caterpillar, 6.05%, 8/15/36	100,000	131
Caterpillar Financial Services, 0.70%, 11/6/15	1,055,000	1,053
Caterpillar Financial Services, 1.375%, 5/20/14	1,000,000	1,012
Catholic Health Initiatives, 1.60%, 11/1/17	265,000	267
CC Holdings, 3.849%, 4/15/23 (4)	440,000	449
Cellco Partners/Verizon Wireless, 5.55%, 2/1/14	625,000	656
CenterPoint Energy Houston Electric, 5.70%, 3/15/13	1,000,000	1,011
Chevron, 1.104%, 12/5/17	1,100,000	1,108
Church & Dwight, 3.35%, 12/15/15	170,000	179
Cisco Systems, 1.625%, 3/14/14	1,000,000	1,015
Citigroup, 2.25%, 8/7/15	2,100,000	2,148
Citigroup, 5.375%, 8/9/20	1,600,000	1,890
Citigroup, 5.50%, 4/11/13	650,000	657
Citigroup, 5.85%, 7/2/13	1,300,000	1,332

CME Group Index Services, 4.40%, 3/15/18 (4)	800,000	902
CNA Financial, 5.875%, 8/15/20	800,000	938
Comcast, 3.125%, 7/15/22	970,000	1,006
Commonwealth Bank of Australia, 1.95%, 3/16/15	645,000	661
Commonwealth Bank of Australia, 3.50%, 3/19/15 (4)	700,000	741
ConocoPhillips, 1.05%, 12/15/17	1,500,000	1,495
Consolidated Natural Gas, 5.00%, 3/1/14	1,500,000	1,574
Continental Airlines, 4.75%, 7/12/22	276,760	303
Costco Wholesale, 0.65%, 12/7/15	705,000	709
Countrywide Financial, 6.25%, 5/15/16	708,000	781
Cox Communications, 6.25%, 6/1/18 (4)	300,000	363
Crown Castle Towers, 6.113%, 1/15/40 (4)	1,043,000	1,258
Daimler Finance North America, 1.875%, 9/15/14 (4)	800,000	811
Danaher, 1.30%, 6/23/14	200,000	202
DCP Midstream, 4.75%, 9/30/21 (4)	570,000	602
DCP Midstream Operating, 2.50%, 12/1/17	585,000	585
Delhaize Group, 6.50%, 6/15/17	400,000	454
Delta Air Lines, ETC, 4.95%, 5/23/19	243,413	265
Deutsche Bank London, 3.875%, 8/18/14	600,000	630
Devon Financing, 7.875%, 9/30/31	975,000	1,415
Diamond Offshore Drilling, 5.70%, 10/15/39	300,000	384
Diamond Offshore Drilling, 5.875%, 5/1/19	195,000	241
DIRECTV Holdings, 4.75%, 10/1/14	240,000	256
DIRECTV Holdings, 6.35%, 3/15/40	1,500,000	1,718
Discover Financial Servicers, 10.25%, 7/15/19	400,000	511
Discovery Communications, 5.625%, 8/15/19	400,000	478
DNB Bank, 3.20%, 4/3/17 (4)	1,250,000	1,345
Dominion Resources, 2.75%, 9/15/22	200,000	203
Dow Chemical, 4.25%, 11/15/20	525,000	581

Dow Chemical, 5.70%, 5/15/18	600,000	714
Dr Pepper Snapple Group, 2.00%, 1/15/20	125,000	124
Du Pont de Nemours, 5.00%, 1/15/13	167,000	167
Duke Energy, 1.625%, 8/15/17	695,000	699
Duke Realty, 6.25%, 5/15/13	376,000	383
Enbridge Energy Partners, 5.50%, 9/15/40	600,000	665
EnCana, 5.90%, 12/1/17	1,000,000	1,187
Energy East, 6.75%, 9/15/33	1,000,000	1,070
Energy Transfer Partners, 5.20%, 2/1/22	1,245,000	1,415
Entergy Louisiana, 5.40%, 11/1/24	155,000	188
Enterprise Products Operations, 4.85%, 8/15/42	475,000	507
Enterprise Products Operations, 5.60%, 10/15/14	1,000,000	1,084
Enterprise Products Operations, 6.30%, 9/15/17	195,000	237
EOG Resources, 2.625%, 3/15/23	500,000	502
EOG Resources, 6.875%, 10/1/18	500,000	638
ERAC USA Finance, 2.25%, 1/10/14 (4)	475,000	481
ERAC USA Finance, 2.75%, 3/15/17 (4)	410,000	428
Express Scripts, 3.125%, 5/15/16	380,000	401
Express Scripts, 6.25%, 6/15/14	320,000	345
Fifth Third Bancorp, 3.50%, 3/15/22	340,000	356
Fifth Third Bancorp, 3.625%, 1/25/16	520,000	554
Ford Motor Credit, 3.875%, 1/15/15	1,300,000	1,355
Ford Motor Credit, 5.75%, 2/1/21	600,000	688
FPL Group Capital, 5.35%, 6/15/13	800,000	815
Franklin Resources, 4.625%, 5/20/20	300,000	343
GATX, 4.85%, 6/1/21	1,000,000	1,051
GE Capital, 1.00%, 12/11/15	1,200,000	1,205
GE Capital, 5.30%, 2/11/21	810,000	939
GE Capital, 5.50%, 1/8/20	250,000	295

GE Capital, 5.625%, 5/1/18	1,625,000	1,927
GE Capital, 6.875%, 1/10/39	600,000	813
General Mills, 5.70%, 2/15/17	900,000	1,059
Goldman Sachs, 3.30%, 5/3/15	875,000	911
Goldman Sachs, 3.70%, 8/1/15	770,000	810
Goldman Sachs, 5.625%, 1/15/17	1,200,000	1,315
Goldman Sachs, 5.75%, 1/24/22	380,000	447
Goldman Sachs, 6.00%, 5/1/14	245,000	261
Goldman Sachs, 6.75%, 10/1/37	700,000	781
Goldman Sachs Capital I, 6.345%, 2/15/34	1,025,000	1,072
Grupo Bimbo, 4.50%, 1/25/22 (4)	100,000	109
GTP Acquisition Partners, 4.347%, 6/15/41 (4)	165,000	175
H.J. Heinz, 2.85%, 3/1/22	1,000,000	1,021
Harley Davidson Financial Services, 2.70%, 3/15/17 (4)	500,000	518
Heathrow Funding, 2.50%, 6/25/17 (4)	310,000	320
Heathrow Funding, 4.875%, 7/15/23 (4)	935,000	1,024
Heineken, 0.80%, 10/1/15 (4)	540,000	539
Hess, 5.60%, 2/15/41	1,000,000	1,176
Hewlett-Packard, 1.55%, 5/30/14	750,000	750
Hewlett-Packard, 2.20%, 12/1/15	900,000	903
Holcim, 6.00%, 12/30/19 (4)	800,000	908
Home Depot, 5.40%, 3/1/16	525,000	600
Hospitality Properties Trust, 7.875%, 8/15/14	575,000	615
HSBC Bank, 2.00%, 1/19/14 (4)	1,000,000	1,008
HSBC Bank USA, 4.625%, 4/1/14	225,000	235
HSBC Bank USA, 5.875%, 11/1/34	950,000	1,112
HSBC USA, 2.375%, 2/13/15	455,000	467
Hyatt Hotels, 5.75%, 8/15/15 (4)	900,000	983
Hyundai Capital America, 2.125%, 10/2/17 (4)	680,000	685

Hyundai Capital America, 3.75%, 4/6/16 (4)	450,000	475
Hyundai Capital Services, 3.50%, 9/13/17 (4)	530,000	560
Hyundai Capital Services, 4.375%, 7/27/16 (4)	200,000	215
IBM, 0.55%, 2/6/15	660,000	659
IBM, 6.50%, 1/15/28	100,000	136
Illinois Tool Works, 3.90%, 9/1/42	1,200,000	1,223
Interpublic Group, 2.25%, 11/15/17	725,000	717
Interpublic Group, 4.00%, 3/15/22	450,000	462
Invesco Finance, 3.125%, 11/30/22	480,000	485
Jefferies Group, 5.875%, 6/8/14	390,000	409
Jefferies Group, 6.25%, 1/15/36	650,000	674
John Deere Capital, 1.70%, 1/15/20	845,000	838
John Deere Capital, 5.50%, 4/13/17	1,175,000	1,387
JPMorgan Chase, 2.00%, 8/15/17	655,000	667
JPMorgan Chase, 2.05%, 1/24/14	1,350,000	1,370
JPMorgan Chase, 4.50%, 1/24/22	2,000,000	2,267
JPMorgan Chase, 4.65%, 6/1/14	600,000	632
JPMorgan Chase, 4.75%, 5/1/13	350,000	355
JPMorgan Chase, 5.75%, 1/2/13	1,200,000	1,200
Kaiser Permanente, 3.50%, 4/1/22	625,000	657
Kansas Gas & Electric, 6.70%, 6/15/19 (4)	280,000	356
KeyCorp, 3.75%, 8/13/15	600,000	641
Kilroy Realty, 5.00%, 11/3/15	900,000	984
Kinder Morgan Energy Partners, 3.95%, 9/1/22	1,000,000	1,068
Kinder Morgan Finance, 5.70%, 1/5/16	1,000,000	1,092
Kroger, 5.00%, 4/15/13	375,000	380
L-3 Communications, 4.95%, 2/15/21	500,000	564
Life Technologies, 3.50%, 1/15/16	1,100,000	1,158
Lloyds TSB Bank, 4.875%, 1/21/16	600,000	661

Lloyds TSB Bank, 6.50%, 9/14/20 (4)	800,000	875
Lubrizol, 5.50%, 10/1/14	1,000,000	1,086
Magellan Midstream Partners, 6.55%, 7/15/19	155,000	191
Manufacturers & Traders Trust Company VR, 5.585%, 12/28/20	834,000	827
Marathon Oil, 0.90%, 11/1/15	610,000	610
Marathon Oil, 6.00%, 10/1/17	700,000	839
McDonald's, 4.875%, 7/15/40	800,000	955
McKesson, 6.00%, 3/1/41	900,000	1,191
Merrill Lynch, 6.11%, 1/29/37	900,000	984
Merrill Lynch, 6.50%, 7/15/18	1,575,000	1,840
Merrill Lynch, 6.75%, 6/1/28	700,000	839
MetLife, 6.75%, 6/1/16	290,000	344
Metropolitan Life Global Funding I, 1.70%, 6/29/15 (4)	805,000	818
Metropolitan Life Global Funding I, 5.125%, 6/10/14 (4)	360,000	382
Microsoft, 0.875%, 11/15/17	285,000	284
Mondelez International, 5.375%, 2/10/20	600,000	726
Morgan Stanley, 2.875%, 1/24/14	700,000	712
Morgan Stanley, 4.00%, 7/24/15	700,000	732
Morgan Stanley, 4.75%, 3/22/17	1,175,000	1,279
Morgan Stanley, 6.25%, 8/9/26	755,000	880
Morgan Stanley, 6.625%, 4/1/18	750,000	882
Nabors Industries, 5.00%, 9/15/20	250,000	273
Nabors Industries, 9.25%, 1/15/19	400,000	529
National Bank of Canada, 1.45%, 11/7/17	1,100,000	1,105
National Rural Utilities Cooperative Finance, 3.875%, 9/16/15	280,000	302
National Rural Utilities Cooperative Finance, 5.50%, 7/1/13	725,000	743
NBC Universal, 3.65%, 4/30/15	1,000,000	1,064
NBC Universal, 4.45%, 1/15/43	800,000	805

Nevada Power, 5.875%, 1/15/15	500,000	550
New York Life Global Funding, 1.30%, 1/12/15 (4)	975,000	987
New York Life Global Funding, 1.30%, 10/30/17 (4)	1,150,000	1,154
Newcrest Finance, 4.20%, 10/1/22 (4)	980,000	1,008
Newmont Mining, 5.875%, 4/1/35	350,000	398
Newmont Mining, 6.25%, 10/1/39	325,000	391
News America, 4.50%, 2/15/21	475,000	542
News America, 6.20%, 12/15/34	500,000	603
News America Holdings, 9.25%, 2/1/13	590,000	594
NiSource Finance, 4.45%, 12/1/21	600,000	656
NiSource Finance, 6.125%, 3/1/22	220,000	264
Noble Energy, 4.15%, 12/15/21	425,000	467
Noble Holding International, 3.05%, 3/1/16	250,000	261
Noble Holding International, 3.95%, 3/15/22	800,000	844
Nordea Bank, 2.125%, 1/14/14 (4)	760,000	769
Norfolk Southern, 3.00%, 4/1/22	1,085,000	1,111
Norfolk Southern, 7.80%, 5/15/27	19,000	27
Northeast Utilities, 5.65%, 6/1/13	650,000	664
Northern Trust, 2.375%, 8/2/22	1,100,000	1,086
Northern Trust, 4.625%, 5/1/14	235,000	247
Northern Trust, 6.50%, 8/15/18	250,000	310
NSTAR Electric, 2.375%, 10/15/22	565,000	562
NuStar Logistics, 4.80%, 9/1/20	400,000	385
O'Reilly Automotive, 3.80%, 9/1/22	370,000	385
O'Reilly Automotive, 4.875%, 1/14/21	1,000,000	1,110
Occidental Petroleum, 4.125%, 6/1/16	540,000	599
Omnicom Group, 6.25%, 7/15/19	960,000	1,175
Oracle, 1.20%, 10/15/17	1,100,000	1,107
Oracle, 3.75%, 7/8/14	750,000	787

PACCAR Financial, 0.70%, 11/16/15	1,500,000	1,498
PACCAR Financial, 1.60%, 3/15/17	460,000	469
PacifiCorp, 3.85%, 6/15/21	900,000	1,011
Partners Healthcare, 3.443%, 7/1/21	1,150,000	1,218
Pernod Ricard, 2.95%, 1/15/17 (4)	825,000	867
Petro-Canada, 6.80%, 5/15/38	165,000	225
Philip Morris International, 2.50%, 5/16/16	1,000,000	1,050
Phillips 66, 2.95%, 5/1/17 (4)	685,000	724
Plains All American Pipeline, 5.75%, 1/15/20	900,000	1,090
PNC Funding, 3.30%, 3/8/22	1,100,000	1,158
PNC Funding, 6.70%, 6/10/19	590,000	753
Praxair, 4.625%, 3/30/15	1,000,000	1,089
Principal Life Global Funding II, 1.00%, 12/11/15 (4)	820,000	821
Principal Life Insurance, 8.00%, 3/1/44 (4)	1,050,000	1,137
Progress Energy, 4.40%, 1/15/21	450,000	501
Prudential Financial, 5.40%, 6/13/35	1,000,000	1,083
Public Service Company of Colorado, 3.20%, 11/15/20	325,000	354
Raymond James Financial, 4.25%, 4/15/16	370,000	389
RCI Banque, 3.40%, 4/11/14 (4)	560,000	561
RCI Banque, 4.60%, 4/12/16 (4)	300,000	311
Regency Centers, 5.875%, 6/15/17	1,225,000	1,412
Regions Financial, 5.75%, 6/15/15	310,000	335
Reinsurance Group of America, 5.00%, 6/1/21	630,000	693
Reliance Holdings, 5.40%, 2/14/22 (4)	650,000	728
Republic Services, 5.50%, 9/15/19	400,000	474
Reynolds American, 1.05%, 10/30/15	190,000	190
Rio Tinto Finance, 6.50%, 7/15/18	900,000	1,127
Roper Industries, 1.85%, 11/15/17	145,000	146
Roper Industries, 6.25%, 9/1/19	300,000	359

Rowan Companies, 5.00%, 9/1/17	560,000	624
Royal Bank of Canada, 0.80%, 10/30/15	1,100,000	1,100
Royal Bank of Canada, 2.875%, 4/19/16	1,000,000	1,060
Royal Bank of Scotland, 2.55%, 9/18/15	750,000	768
Royal Bank of Scotland, 3.25%, 1/11/14	400,000	408
Royal Bank of Scotland, 5.625%, 8/24/20	750,000	877
SABMiller, 6.50%, 7/15/18 (4)	350,000	435
SABMiller Holdings, 2.45%, 1/15/17 (4)	600,000	627
SBA Tower Trust, 4.254%, 4/15/40 (4)	940,000	988
Schlumberger, 2.65%, 1/15/16 (4)	1,100,000	1,151
Sempra Energy, 2.30%, 4/1/17	1,000,000	1,043
Sempra Energy, 6.50%, 6/1/16	475,000	558
Sherwin Williams, 1.35%, 12/15/17	880,000	879
Simon Property Group, 4.20%, 2/1/15	340,000	362
Simon Property Group, 2.15%, 9/15/17	900,000	933
SLM Corporation, 6.25%, 1/25/16	420,000	457
SLM Corporation, 8.45%, 6/15/18	950,000	1,115
Societe Generale, 2.50%, 1/15/14 (4)	595,000	598
Southeast Supply Header, 4.85%, 8/15/14 (4)	250,000	261
Southern Company, 4.15%, 5/15/14	135,000	141
Spectra Energy Capital, 5.65%, 3/1/20	165,000	196
Suncor Energy, 6.10%, 6/1/18	850,000	1,042
Svenska Handelsbanken, 4.875%, 6/10/14 (4)	625,000	656
Sysco, 5.25%, 2/12/18	200,000	238
Talisman Energy, 3.75%, 2/1/21	555,000	596
Tampa Electric, 6.15%, 5/15/37	1,000,000	1,345
Teck Resources, 6.00%, 8/15/40	975,000	1,085
Telecom Italia Capital, 5.25%, 11/15/13	1,000,000	1,027
Telecom Italia Capital, 6.175%, 6/18/14	500,000	529

Telefonica Emisiones, 3.992%, 2/16/16	315,000	329
Telefonica Emisiones, 5.855%, 2/4/13	1,000,000	1,004
The Travelers Companies, 6.25%, 6/15/37	750,000	1,006
Thomson Reuters, 6.50%, 7/15/18	400,000	499
Time Warner, 6.875%, 6/15/18	455,000	572
Time Warner Entertainment, 8.375%, 3/15/23	1,250,000	1,761
Toronto-Dominion Bank, 2.375%, 10/19/16	800,000	841
Total Capital International, 1.50%, 2/17/17	500,000	508
Toyota Motor Credit, 1.00%, 2/17/15	950,000	955
Toyota Motor Credit, 2.80%, 1/11/16	800,000	843
Transatlantic Holdings, 5.75%, 12/14/15	500,000	553
TransCanada Pipelines, 0.875%, 3/2/15	110,000	110
TransCanada Pipelines, 2.50%, 8/1/22	900,000	901
Transocean, 7.50%, 4/15/31	1,425,000	1,773
Turlock, 1.50%, 11/2/17 (4)	140,000	141
Tyson Foods, 4.50%, 6/15/22	200,000	217
U.S. Bancorp, 4.20%, 5/15/14	1,200,000	1,259
UBS Stamford, 2.25%, 8/12/13	550,000	556
UBS Stamford, 2.25%, 1/28/14	1,000,000	1,015
UBS Stamford, 4.875%, 8/4/20	250,000	289
UnitedHealth Group, 0.85%, 10/15/15	175,000	176
UnitedHealth Group, 4.70%, 2/15/21	835,000	968
Unum Group, 5.625%, 9/15/20	200,000	228
Unum Group, 5.75%, 8/15/42	780,000	833
Vale Overseas, 6.25%, 1/23/17	690,000	797
Valero Energy, 6.125%, 6/15/17	500,000	596
Ventas Realty, 2.00%, 2/15/18	450,000	449
Ventas Realty, 3.125%, 11/30/15	260,000	274
Virginia Electric & Power, 4.75%, 3/1/13	100,000	101

Ally Auto Receivables Trust Series 2011-3, Class A4 1.61%, 5/16/16	2,000,000	2,036
Ally Master Owner Trust Series 2012-5, Class A 1.54%, 9/15/19	2,140,000	2,147
American Express Credit Account Master Trust Series 2012-5, Class C 1.07%, 5/15/18 (4)	350,000	350
AmeriCredit Automobile Receivables Trust Series 2012-4, Class C 1.93%, 8/8/18	290,000	294
Bank of America Credit Card Trust Series 2007-A1, Class A1 5.17%, 6/15/19	3,000,000	3,511
CarMax Auto Owner Trust Series 2011-1, Class A4 2.16%, 9/15/16	2,065,000	2,122
Domino's Pizza Master Issuer Series 2012-1A, Class A2 5.216%, 1/25/42 (4)	1,379,306	1,549
Ford Credit Auto Lease Trust Series 2012-B, Class B 1.10%, 12/15/15 (4)	450,000	450
Ford Credit Auto Lease Trust Series 2012-B, Class C 1.50%, 3/15/17 (4)	560,000	560
Ford Credit Auto Owner Trust Series 2011-A, Class A4 1.65%, 5/15/16	2,225,000	2,260
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22	2,145,000	2,229
GE Dealer Floorplan Master Note Trust Series 2012-4, Class A, VR 0.651%, 10/20/17	1,190,000	1,193
GE Equipment Small Ticket Series 2011-1, Class A3 1.45%, 1/21/18 (4)	919,653	924

Honda Auto Receivables Owner Trust Series 2010-1, Class A4 1.98%, 5/23/16	265,831	267
Honda Auto Receivables Owner Trust Series 2011-2, Class A4 1.55%, 8/18/17	990,000	1,008
Hyundai Auto Receivables Trust Series 2011-A, Class A4 1.78%, 12/15/15	1,755,000	1,787
Hyundai Auto Receivables Trust Series 2011-B, Class A4 1.65%, 2/15/17	1,030,000	1,050
John Deere Owner Trust Series 2011-A, Class A4 1.96%, 4/16/18	830,000	848
Marriott Vacation Club Owner Trust Series 2006-1A, Class A 5.737%, 4/20/28 (4)	379,732	381
Marriott Vacation Club Owner Trust Series 2006-2A, Class A 5.362%, 10/20/28 (4)	125,744	126
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A4 1.24%, 7/17/17 (4)	1,345,000	1,354
Nordstrom Private Label Credit Card Master Trust Series 2011-1A, Class A 2.28%, 11/15/19 (4)	1,800,000	1,870
USAA Auto Owner Trust Series 2010-1, Class A4 2.14%, 9/15/15	427,391	430
Total Asset-Backed Securities (Cost $29,380)		30,507

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 1.2%

Banc of America Commercial Mortgage Series 2005-1, Class A5, VR 5.173%, 11/10/42	530,000	579

Banc of America Commercial Mortgage Series 2007-5, Class A4 5.492%, 2/10/51	4,050,000	4,735
Banc of America Commercial Mortgage Series 2008-1, Class A4, VR 6.205%, 2/10/51	790,000	958
Banc of America Mortgage Securities Series 2004-I, Class 3A2, CMO, ARM 3.121%, 10/25/34	75,464	78
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4, VR 5.712%, 9/11/38	4,300,000	4,922
Bear Stearns Commercial Mortgage Securities Series 2007-PW15, Class AAB 5.315%, 2/11/44	2,502,705	2,594
Bear Stearns Commercial Mortgage Securities Series 2007-T28, Class AAB 5.746%, 9/11/42	1,208,987	1,304
Citigroup/Deutsche Bank Commercial Mortgage Series 2006-CD3, Class A5 5.617%, 10/15/48	4,300,000	4,942
Citigroup/Deutsche Bank Commercial Mortgage Series 2007-CD4, Class ASB 5.278%, 12/11/49	2,707,371	2,843
Commercial Mortgage PTC Series 2007-C9, Class A4, VR 5.80%, 12/10/49	1,425,000	1,693
FREMF Mortgage Trust Series 2012-K711, Class B, VR 3.563%, 8/25/45 (4)	1,825,000	1,867
Greenwich Capital Commercial Funding Series 2007-GG9, Class AAB 5.441%, 3/10/39	264,905	279
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4, VR 5.481%, 12/12/44	4,400,000	4,945
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9, Class A3 5.336%, 5/15/47	3,215,000	3,677

JPMorgan Chase Commercial Mortgage Securities Series 2007-CB20, Class A4, VR 5.794%, 2/12/51	1,350,000	1,608
JPMorgan Chase Commercial Mortgage Securities Series 2007-LD12, Class A4, VR 5.882%, 2/15/51	670,000	790
JPMorgan Chase Commercial Mortgage Securities Series 2012-C8, Class A3 2.829%, 10/15/45	1,490,000	1,526
LB-UBS Commercial Mortgage Trust Series 2008-C1, Class AM, VR 6.157%, 4/15/41	270,000	311
Merrill Lynch Mortgage Trust Series 2006-C2, Class AM, VR 5.782%, 8/12/43	965,000	1,080
Sequoia Mortgage Trust Series 2010-H1, Class A1, CMO, ARM 3.75%, 2/25/40	82,383	83
Total Non-U.S. Government Mortgage-Backed Securities (Cost $38,518)		40,814

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 8.7%

U.S. Government Agency Obligations 7.7% (5)

Federal Home Loan Mortgage		
3.00%, 1/1/43	1,557,000	1,629
3.50%, 8/1/42 - 12/1/42	13,893,010	14,816
4.00%, 1/1/25 - 12/1/41	6,296,413	6,760
4.50%, 10/1/39 - 10/1/40	17,078,952	18,404
5.00%, 12/1/35 - 8/1/40	6,925,796	7,521
5.50%, 3/1/18 - 12/1/39	2,590,538	2,797
6.00%, 9/1/17 - 8/1/38	421,412	462
6.50%, 8/1/32	64,826	75
7.00%, 6/1/32	40,089	47

Federal Home Loan Mortgage, ARM		
2.728%, 7/1/35	354,941	377
2.771%, 2/1/35	572,787	611
2.781%, 2/1/37	336,530	360
5.883%, 12/1/36	315,672	342
5.945%, 10/1/36	238,444	258
5.984%, 11/1/36	213,033	231
6.041%, 10/1/36	358,512	390
6.273%, 8/1/36	165,545	181
Federal Home Loan Mortgage, CMO, VR		
0.659%, 5/15/36	416,934	422
0.709%, 8/15/41	2,730,010	2,753
Federal Home Loan Mortgage, TBA, 3.00%, 1/1/42	1,229,000	1,285
Federal National Mortgage Assn.		
2.50%, 12/1/27	3,075,139	3,218
3.00%, 10/1/42 - 11/1/42	11,864,494	12,466
3.50%, 4/1/27 - 12/1/42	11,768,317	12,582
4.00%, 8/1/25 - 2/1/42	43,159,451	46,380
4.50%, 5/1/19 - 5/1/41	28,488,259	30,817
5.00%, 4/1/18 - 7/1/41	24,007,149	26,151
5.50%, 1/1/17 - 2/1/40	22,738,253	25,259
6.00%, 10/1/13 - 5/1/42	23,844,768	26,397
6.50%, 5/1/14 - 11/1/37	3,368,335	3,772
7.00%, 9/1/25 - 4/1/32	113,309	135
7.50%, 9/1/26	1,634	2
8.00%, 8/1/24 - 7/1/26	8,917	10
Federal National Mortgage Assn., ARM		
2.613%, 7/1/35	274,665	292
2.801%, 1/1/37	296,621	318

Government National Mortgage Assn., TBA, 3.00%, 1/1/42	4,348,000	4,622
		34,981
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $283,575)		292,337
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 9.2%		
U.S. Government Agency Obligations 1.8% (5)		
Federal Home Loan Mortgage, 0.50%, 4/17/15	8,000,000	8,027
Federal National Mortgage Assn., 0.875%, 10/26/17	21,000,000	21,060
Federal National Mortgage Assn., 0.875%, 12/20/17	3,600,000	3,605
Federal National Mortgage Assn., 1.125%, 6/27/14	8,830,000	8,945
Federal National Mortgage Assn., 1.25%, 9/28/16	4,200,000	4,303
Federal National Mortgage Assn., 1.25%, 1/30/17	7,000,000	7,165
Federal National Mortgage Assn., 2.375%, 4/11/16	1,100,000	1,167
Federal National Mortgage Assn., 2.75%, 3/13/14	1,925,000	1,983
Tennessee Valley Authority, 6.25%, 12/15/17	1,975,000	2,486
		58,741
U.S. Treasury Obligations 7.4%		
U.S. Treasury Bonds, 3.125%, 11/15/41	3,900,000	4,068
U.S. Treasury Bonds, 3.50%, 2/15/39	4,945,000	5,570
U.S. Treasury Bonds, 3.875%, 8/15/40	770,000	922
U.S. Treasury Bonds, 4.375%, 11/15/39	8,500,000	11,022
U.S. Treasury Bonds, 4.50%, 5/15/38	4,800,000	6,320
U.S. Treasury Bonds, 4.625%, 2/15/40	2,830,000	3,811
U.S. Treasury Bonds, 4.75%, 2/15/37	700,000	952
U.S. Treasury Bonds, 4.75%, 2/15/41	3,350,000	4,604
U.S. Treasury Bonds, 5.25%, 2/15/29	275,000	380
U.S. Treasury Bonds, 6.00%, 2/15/26	200,000	289

U.S. Treasury Notes, 4.75%, 8/15/17	1,550,000	1,840
		249,924
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $290,357)		308,665

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 1.0%

Asian Development Bank, 6.64%, 5/27/14	1,000,000	1,083
Centrais Electricas Brasileiras, 5.75%, 10/27/21 (4)	875,000	945
Codelco, 3.75%, 11/4/20 (4)	475,000	516
European Investment Bank, 1.375%, 10/20/15	900,000	921
European Investment Bank, 3.125%, 6/4/14	1,200,000	1,245
Export Import Bank of Korea, 5.25%, 2/10/14 (4)	500,000	524
Government of Bermuda, 4.138%, 1/3/23 (4)	615,000	655
Government of Bermuda, 5.603%, 7/20/20 (4)	300,000	353
Hydro-Quebec, 7.50%, 4/1/16	1,000,000	1,212
Hydro-Quebec, 8.40%, 1/15/22	200,000	287
Inter-American Development Bank, 3.875%, 9/17/19	700,000	816
International Bank for Reconstruction & Development 0.50%, 11/26/13	495,000	496
International Finance, 2.25%, 4/11/16	1,400,000	1,478
IPIC GMTN, 3.75%, 3/1/17 (4)	1,000,000	1,070
KfW, 1.25%, 10/26/15	2,150,000	2,192
KfW, 1.25%, 2/15/17	800,000	816
KfW, 4.875%, 6/17/19	1,000,000	1,208
Landwirtschaftliche Rentenbank, 2.125%, 7/15/16	1,200,000	1,259
Mubadala, 5.75%, 5/6/14 (4)	310,000	328
Petrobras International Finance, 2.875%, 2/6/15	1,125,000	1,157
Petrobras International Finance, 5.875%, 3/1/18	750,000	862
Petroleos Mexicanos, 5.50%, 6/27/44	680,000	750

Petroleos Mexicanos, 6.00%, 3/5/20	1,050,000	1,260
Province of British Columbia, 2.10%, 5/18/16	350,000	368
Province of British Columbia, 2.85%, 6/15/15	825,000	873
Province of Manitoba, 1.30%, 4/3/17	1,080,000	1,106
Province of New Brunswick, 2.75%, 6/15/18	1,400,000	1,511
Province of Nova Scotia, 5.125%, 1/26/17	800,000	931
Province of Ontario, 1.375%, 1/27/14	1,500,000	1,517
Province of Quebec, 3.50%, 7/29/20	750,000	835
Republic of Brazil, 5.875%, 1/15/19	1,950,000	2,422
Republic of Chile, 5.50%, 1/15/13	115,000	115
Republic of South Africa, 5.50%, 3/9/20	300,000	357
Republic of South Africa, 6.50%, 6/2/14	250,000	270
Statoil, 1.20%, 1/17/18	500,000	500
Swedish Export Credit, 1.75%, 10/20/15	800,000	823
United Mexican States, 5.95%, 3/19/19	500,000	618
Westpac Banking, 2.90%, 9/10/14 (4)(7)	1,100,000	1,145
Total Foreign Government Obligations & Municipalities (Cost $32,223)		34,824

MUNICIPAL SECURITIES 0.6%

California 0.1%

California, Build America, 7.625%, 3/1/40	1,000,000	1,436
Los Angeles Airport, Build America, 7.053%, 5/15/40	1,000,000	1,340
Univ. of California Regents, Build America, 5.77%, 5/15/43	750,000	918
		3,694

Illinois 0.1%

Chicago O'Hare Int'l. Airport, Build America, 6.395%, 1/1/40	755,000	977
Illinois Fin. Auth., Landing at Plymouth Place, 6.00%, 5/15/25	100,000	91
Illinois Toll Highway Auth., Build America, 6.184%, 1/1/34	470,000	583

Total Investments in Securities	
101.2% of Net Assets (Cost $2,656,301)	**$ 3,404,368**

‡	Denominated in U.S. dollars unless otherwise noted.
(1)	All or a portion of this security is on loan at December 31, 2012. See Note 4.
(2)	Non-income producing
(3)	When-issued security
(4)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $56,823 and represents 1.7% of net assets.
(5)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.
(6)	At December 31, 2012, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
(7)	Security issued under the Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program.
(8)	Prerefunded date is used in determining portfolio maturity.
(9)	SEC 30-day yield
(10)	Affiliated Companies
(11)	Seven-day yield
ADR	American Depository Receipts
ARM	Adjustable Rate Mortgage
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CMO	Collateralized Mortgage Obligation
DKK	Danish Krone
DOT	Department of Transportation
ETC	Equipment Trust Certificate
EUR	Euro
GBP	British Pound
GDR	Global Depository Receipts
GDS	Global Depository Shares
HKD	Hong Kong Dollar
IDA	Industrial Development Authority/Agency
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
PTC	Pass-Through Certificate
REIT	Real Estate Investment Trust
SEK	Swedish Krona
SGD	Singapore Dollar

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2012. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/12	Value 12/31/11
T. Rowe Price Institutional High Yield Fund, 5.45%	$ 15,354	$ 42,513	$ 10,739	$ 134,410	$ 149,276
T. Rowe Price Real Assets Fund	8,887	4,257	1,512	90,907	78,831
T. Rowe Price Term Asset-Backed Opportunity Fund	—	276**	13	—	263
T. Rowe Price Reserve Investment Fund, 0.12%	¤	¤	59^	60,414	80,167
Totals			$ 12,323	$ 285,731	$ 308,537

** Investments in partnership; cost balances reflect net capital contributed/returned and pro rata share of undistributed partnership earnings.

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral investments, which are subject to rebates and fees as described in Note 4.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 282,727
Dividend income	12,310
Interest income	13
Investment income	$ 12,323
Realized gain (loss) on securities	$ (3,906)
Capital gain distributions from mutual funds	$ 1,690

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,656,301)	$ 3,404,368
Receivable for investment securities sold	25,767
Interest and dividends receivable	8,214
Receivable for shares sold	5,742
Cash	10
Other assets	9,075
Total assets	3,453,176
Liabilities	
Payable for shares redeemed	37,286
Payable for investment securities purchased	29,371
Obligation to return securities lending collateral	13,158
Investment management fees payable	1,174
Due to affiliates	482
Unrealized loss on swaps	85
Variation margin payable on futures contracts	6
Other liabilities	9,129
Total liabilities	90,691
NET ASSETS	$ 3,362,485
Net Assets Consist of:	
Accumulated undistributed net realized loss	$ (57,150)
Net unrealized gain	747,962
Paid-in capital applicable to 162,872,131 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	2,671,673
NET ASSETS	$ 3,362,485
NET ASSET VALUE PER SHARE	$ 20.64

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Balanced Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 31, 1939. The fund seeks to provide capital growth, current income, and preservation of capital through a portfolio of stocks and fixed-income securities.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $30,000 for the year ended December 31, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2012:

($000s)	Level 1	Level 2	Level 3	Total Value
	Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs	
Assets				
Investments in Securities, except:	$ 274,520	$ —	$ —	$ 274,520
Common Stocks	1,527,905	580,485	—	2,108,390
Preferred Stocks	—	9,811	—	9,811
Convertible Preferred Stocks	—	923	—	923
Corporate Bonds	—	268,998	—	268,998
Asset-Backed Securities	—	30,507	—	30,507
Non-U.S. Government Mortgage-Backed Securities	—	40,814	—	40,814
U.S. Government & Agency Mortgage-Backed Securities	—	292,337	—	292,337
U.S. Government Agency Obligations (Excluding Mortgage-Backed)	—	308,665	—	308,665
Foreign Government Obligations & Municipalities	—	34,824	—	34,824
Municipal Securities	—	21,421	—	21,421
Securities Lending Collateral	11,211	1,947	—	13,158
Total	$ 1,813,636	$ 1,590,732	$ —	$ 3,404,368
Liabilities				
Swaps	$ —	$ 85	$ —	$ 85
Futures Contracts	6	—	—	6
Total	$ 6	$ 85	$ —	$ 91

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2012. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at December 31, 2012, totaled $0 for the year ended December 31, 2012.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2012, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2012, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit collateral with the broker in the form of cash or securities in an amount equal to a certain percentage of the contract value (margin requirement); the margin requirement must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2012, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price and/or credit rating of the underlying credit, both of which are indicators of market valuations of credit quality. Therefore, payment risk increases as the price of the relevant underlying credit and/or credit rating declines. Generally payment risk increases as the market value of a swap contract declines in relation to the notional amount. As of December 31, 2012, the notional amount of protection sold by the fund totaled $2,150,000 (0.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes when settled; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2012, the fund’s exposure to swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

TBA Purchase and Sale Commitments During the year ended December 31, 2012, the fund entered into to be announced (TBA) purchase and/or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such mortgage-backed securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying mortgage securities; however, for either purchase or sale transactions, the fund also may extend the settlement by “rolling” the transaction. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2012, the value of loaned securities was $12,652,000; the value of cash collateral investments was $13,158,000.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments. Amounts realized on when-issued transactions are included with realized gain/loss on securities in the accompanying financial statements.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Further, in accordance with the terms of the relevant agreements, counterparties to certain OTC instruments may be able to terminate the contracts prior to maturity upon the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Collateral can be in the form of cash or debt securities issued by the U.S. government or related agencies. For OTC instruments, collateral both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent. For exchange-traded instruments, margin posted by the fund is held by the broker. Cash posted by the fund as collateral or to meet margin requirements is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. As of December 31, 2012, securities valued at $262,000 had been posted by the fund to counterparties for covered OTC instruments. As of December 31, 2012, no collateral was pledged by counterparties to the fund for covered OTC instruments. As of December 31, 2012, securities valued at $43,000 had been posted by the fund to the broker for exchange-traded derivatives.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $875,209,000 and $844,279,000, respectively, for the year ended December 31, 2012. Purchases and sales of U.S. government securities aggregated $977,672,000 and $934,455,000, respectively, for the year ended December 31, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended December 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2012 and December 31, 2011, were characterized for tax purposes as follows:

At December 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. During the year ended December 31, 2012, the fund utilized $1,455,000 of capital loss carryforwards. In accordance with federal tax laws applicable to investment companies, specified net losses realized between November 1 and December 31, are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2012, expenses incurred pursuant to these service agreements were $185,000 for Price Associates; $721,000 for T. Rowe Price Services, Inc.; and $3,431,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds and/or the T. Rowe Price Real Assets Fund (collectively, the underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and are considered affiliates of the fund. Each institutional fund pays an all-inclusive management and administrative fee to Price Associates; Real Assets Fund pays a management fee to Price Associates as well as operating expenses. To ensure that the fund does not incur duplicate management fees, Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the management fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the year ended December 31, 2012, are as follows:

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Balanced Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Balanced Fund, Inc. (the “Fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2013

Tax Information (Unaudited) for the Tax Year Ended 12/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $9,445,000 from short-term capital gains,

  $80,044,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $40,515,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $25,056,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[142]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director
[142]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1991
[142]

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc. (2008 to 2011); Executive Vice President and General
2012	Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board
[90]	Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004
[142]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005
[142]

Cecilia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau
[90]	of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[142]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[142]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[142]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[75]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Balanced Fund	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Kimberly E. DeDominicis (1976)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Trust Company, and T. Rowe Price International

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Paul A. Karpers, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Robert M. Larkins, CFA (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President and Secretary, T. Rowe Price,
T. Rowe Price Group, Inc., and T. Rowe Price
International; Vice President, Price Hong Kong
and Price Singapore

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Guido F. Stubenrauch (1970)	Vice President, T. Rowe Price
Vice President

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,802,000 and $1,764,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Balanced Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 15, 2013